LETTER TO SHAREHOLDERS                            The Southern Africa Fund, Inc.
================================================================================

July 22, 1996

Dear Shareholder:

We reported to you last quarter that the prospects for South Africa's stock market were mixed. In fact, it appears now that their long bull run has come to an end. During your Fund's most recent fiscal quarter and semi-annual period ended May 31, 1996, investor confidence finally was eroded by Finance Minister Chris Liebenberg's resignation and by the failure of the South African Reserve Bank to stem a wave of speculation against the rand. Over the course of this last quarter, the South African currency fell by 12.3% against the U.S. dollar, a move that was exacerbated by the central bank's unwillingness to raise short-term interest rates to deter speculative currency players.

Short sellers of the rand were encouraged by that lack of intervention, taking it as a sign that the government favored a lower exchange rate in order to boost the country's competitive position. The result was not only a decline in the currency but also a substantial rise in bond yields caused by investors running for cover against the perceived inflationary impact of the devalued rand. Bond yields exceeded 16%, climbing from their 14% level prior to the currency scare.

In the face of sharply rising bond yields, equities retreated across a broad front when foreign buyers, the mainstay of the market for the past two years, refrained from further commitments to the stock market.

Concerns about the government's ability to restructure South Africa's industry to meet the challenges of an increasingly competitive world market also surfaced, causing the markets further distress.

INVESTMENT RESULTS

As a consequence of these developments, The Southern Africa Fund's performance suffered during both the quarter and the semi-annual period ended May 31, 1996. For the quarter, the Fund experienced a loss of 9.21% on a net asset value basis, mirroring the direction and magnitude of the 9.2% decline posted by its benchmark, the Johannesburg Stock Exchange (JSE) All Share Index. Both performance figures include reinvested dividends. While returns for the fiscal semi-annual period were disappointing also, the Fund did surpass its unmanaged benchmark. The Fund's total return on a net asset value basis declined .14% compared to a 2.84% loss recorded by the JSE All Share Index. By contrast, for the rolling 12 months ended May 31, 1996, The Southern Africa Fund rewarded investors with an 18.96% gain on a net asset basis versus a 7.7% increase for its benchmark.

SOME POSITIVE SIGNS AMID THE PROBLEMS

There is little doubt that South African productivity is damagingly low and that strong unions and political fears have prevented the necessary restructuring of the country's industrial base. A perception that the government's policy of choice is the "easy" route of continued devaluation and, as a consequence, relatively high inflation also has alarmed many potential investors in the country.

The new finance minister's first budget has served to quell foreign investors' fears, however. It also has eased some of the concerns over the more histrionic statements emanating from the Finance Ministry at the height of the currency crisis.

Fundamentally, the government's commitment to maintaining a tight budget is unaltered. While few

                                                  The Southern Africa Fund, Inc.
================================================================================

concrete proposals for the elimination of foreign exchange controls or privatization have been delivered, it is now clear that the government is not embarking on the tax-and-spend policy many investors had feared.

At the time of this writing, it is uncertain whether the restructuring of industry, privatization, and liberalization will be achieved in the near term. However, there is a growing conviction that the ruling echelons of the African National Congress (ANC) understand the necessity of fostering a strong and productive private sector. At the same time, recent fears of a significant upturn in inflation appear to have diminished. Investors have been encouraged by retail and producer indices, which have proved surprisingly immune to the higher cost of imports. We attribute this to continued pressure on domestic producers from overseas imports following the reduction in South Africa's trade barriers. We are hopeful that South Africa has the ability and political will to enter a sustained period of low inflation following the boom-bust cycles of the past twenty years.

OUR PORTFOLIO STRATEGY

Our response to these traumatic events has been to take advantage of the sharp increase in bond yields. We currently have committed approximately 19% of your Fund's assets to the rand bond market. It is our opinion that current market expectations regarding inflation are too pessimistic. Consequently, not only do we feel that a real yield on bonds of nearly 10% is a highly attractive rate of return, but we are persuaded that equities--particularly those of large, industrial conglomerates--will find it hard to advance given such a high cost of money.

We have positioned the Fund's bond holdings at the longer end of the maturity spectrum, where we see the potential for capital gains when investors realize that any increase in inflation will be moderate. We also have sold the stocks of more cyclically sensitive companies while preserving our commitment to growth stocks in such industries as publishing, media, cellular telephones, and technology. In addition, we have continued to increase the Fund's exposure to other countries in the Southern African region, where valuations appear much more attractive and where growth prospects have been enhanced by relatively heavy rains in the region. In the months ahead, we will adjust the portfolio as necessary to pursue any opportunities and to minimize any risks that may develop.

Thank you for your continued support and participation in The Southern Africa Fund. We look forward to reporting to you in the coming months on market activity and your Fund's investment results.

Sincerely,

/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President and Portfolio Manager

TEN LARGEST EQUITY HOLDINGS
May 31, 1996 (unaudited)                          The Southern Africa Fund, Inc.
================================================================================

===========================================================================================================================
   COMPANY                                                  U.S. $ VALUE               PERCENT OF NET ASSETS
===========================================================================================================================
   De Beers Centenary AG                                     $ 4,882,319                       4.1%
---------------------------------------------------------------------------------------------------------------------------
   Anglo-American Corp. Of South Africa, Ltd.                  4,856,487                       4.1
---------------------------------------------------------------------------------------------------------------------------
   Rembrandt Group, Ltd.                                       4,448,909                       3.7
---------------------------------------------------------------------------------------------------------------------------
   Dimension Data Holdings, Ltd.                               4,436,280                       3.7
---------------------------------------------------------------------------------------------------------------------------
   Sappi, Ltd.                                                 3,849,598                       3.2
---------------------------------------------------------------------------------------------------------------------------
   Driefontein Consolidated, Ltd.                              3,673,938                       3.1
---------------------------------------------------------------------------------------------------------------------------
   Gencor, Ltd.                                                3,122,847                       2.6
---------------------------------------------------------------------------------------------------------------------------
   Omni Media Corp.                                            3,053,961                       2.6
---------------------------------------------------------------------------------------------------------------------------
   South African Breweries, Ltd.                               3,048,220                       2.5
---------------------------------------------------------------------------------------------------------------------------
   Plessey Corp., Ltd.                                         3,021,027                       2.5
---------------------------------------------------------------------------------------------------------------------------
                                                             $38,393,586                      32.1%
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
May 31, 1996 (unaudited)                          The Southern Africa Fund, Inc.
================================================================================

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS--82.6%
BOTSWANA--0.8%
BEVERAGES--0.0%
  Kgolo Ya Sechaba, Ltd. (a) ...................         100,000    $     42,732
                                                                    ------------
FINANCIAL SERVICES--0.3%
  Sechaba Investment Trust (a) .................         398,000         304,956
                                                                    ------------
INSURANCE--0.1%
  Botswana Insurance
   Holding, Ltd.(a) ............................         190,000         120,385
                                                                    ------------
MISCELLANEOUS--0.4%
  Sefalana Holdings Co.(a) .....................         350,000         515,725
                                                                    ------------
Total Botswana Securities
  (cost $1,096,851) ............................                         983,798
                                                                    ------------
NAMIBIA--0.5%
BEVERAGES--0.5%
  Namibian Breweries, Ltd.
   (cost $574,506) .............................       1,000,000         596,330
                                                                    ------------
SOUTH AFRICA--75.5%
BEVERAGES--2.5%
  South African
   Breweries, Ltd. .............................         100,000       3,048,220
                                                                    ------------
COMPUTER SOFTWARE
  & SERVICES--5.2%
  Dimension Data
   Holdings, Ltd. ..............................       3,000,000       4,436,280
  Q Data, Ltd. .................................         125,000       1,808,266
                                                                    ------------
                                                                       6,244,546
                                                                    ------------
CONSUMER
  MANUFACTURING--0.9%
  Nampak, Ltd. .................................         250,000       1,090,700
                                                                    ------------
ENERGY--0.1%
  Energy Africa, Ltd. ..........................          43,750         130,597
                                                                    ------------
ENGINEERING &
  CONSTRUCTION--1.1%
  Murray & Roberts
   Holdings, Ltd. ..............................         288,928       1,277,121
                                                                    ------------
FINANCIAL SERVICES--4.1%
  Amalgamated Banks of
   South Africa ................................         424,674       2,159,938
  Standard Bank Investment
   Corp., Ltd. .................................          75,000       2,738,232
                                                                    ------------
                                                                       4,898,170
                                                                    ------------
FOODS/FOOD PROCESSING--1.1%
  Premier Group
Holdings, Ltd. .................................       1,006,323       1,275,523
                                                                    ------------
INSURANCE--5.9%
  Fedsure Holdings, Ltd. .......................         355,096    $  2,364,589
  Metropolitan Life, Ltd. ......................         205,800       2,693,594
  Mutual & Federal Insurance
   Co., Ltd. ...................................         500,000       2,043,628
                                                                    ------------
                                                                       7,101,811
                                                                    ------------
MINING & METALS--15.0%
Driefontein Consolidated, Ltd. .................         250,000       3,673,938
  Gencor, Ltd. .................................         800,000       3,122,847
  HJ Joel Mining Co., Ltd. .....................         400,000         404,133
  Ingwe Coal Corp., Ltd. .......................         275,100       1,895,063
  Kloof Gold Mining Co., Ltd. ..................         101,100       1,288,416
  Leslie Gold Mines, Ltd. ......................         200,000         229,621
  Minorco, S.A .................................          60,000       1,453,502
  South Africa Iron & Steel
   Industrial Corp., Ltd. ......................       3,878,070       2,983,131
  Western Areas Gold Mining
   Co., Ltd. ...................................         126,900       2,010,586
  Vaal Reefs Exploration &
   Mining Co., Ltd. ............................           8,500         872,445
                                                                    ------------
                                                                      17,933,682
                                                                    ------------
MISCELLANEOUS--8.6%

  De Beers Centenary AG ........................         150,000       4,882,319
  Richemont Securities (a) .....................         200,000       2,927,669
  Servgro International, Ltd. ..................         500,000       2,468,427
                                                                    ------------
                                                                      10,278,415
                                                                    ------------
MULTI-INDUSTRY
  COMPANIES--4.1%
  Anglo-American Corp. of
   South Africa, Ltd. ..........................          75,000       4,856,487
                                                                    ------------
PAPER & FOREST
  PRODUCTS--3.2%
  Sappi, Ltd. ..................................         350,000       3,849,598
                                                                    ------------
PRINTING &
  PUBLISHING--5.7%
  Nasional Pers Beperk (a) .....................         303,000       2,783,008
  Omni Media Corp. .............................         190,000       3,053,961
  Publico, Ltd. ................................       1,021,090         914,409
                                                                    ------------
                                                                       6,751,378
                                                                    ------------
RETAIL--5.5%
  Edgars Stores, Ltd. ..........................          50,000       1,423,651
  Housewares Group, Ltd. .......................         450,000         867,968
  McCarthy Retail, Ltd. ........................         569,000       1,685,442
  Metro Cash & Carry, Ltd. .....................         375,000       1,291,619
  Wooltru, Ltd.--Class A .......................         319,481       1,269,121
                                                                    ------------
                                                                       6,537,801
                                                                    ------------

                                                  The Southern Africa Fund, Inc.
================================================================================

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------
TECHNOLOGY-
  COMMUNICATIONS
  EQUIPMENT--2.5%
  Plessey Corp., Ltd. ..........................       1,458,600    $  3,021,027
                                                                    ------------
TELEPHONE UTILITIES--6.3%
ELECTRONIC MEDIA
  NETWORK, LTD .................................       1,700,000       1,776,119
  M-Cell, Ltd. (a) .............................       3,770,484       2,813,794
  Multichoice (a) ..............................         508,700       2,920,207
                                                                    ------------
                                                                       7,510,120
                                                                    ------------
TOBACCO--3.7%
  Rembrandt Group, Ltd. ........................         500,000       4,448,909
                                                                    ------------
Total South African Securities
  (cost $70,506,858) ...........................                      90,254,105
                                                                    ------------
ZAMBIA--0.3%
TOBACCO--0.3%
  Rothmans of Pall Mall
   (Zambia) Berhad
   (cost $517,638) .............................      12,500,000         394,418
                                                                    ------------
ZIMBABWE--5.5%
AGRICULTURE--0.3%
  Eastern Highland
   Plantation (a) ..............................       4,128,000         420,367
                                                                    ------------
AUTO & RELATED--0.1%
  Chloride CA, Ltd. (a) ........................       2,300,000         128,819
                                                                    ------------
BEVERAGES--1.3%
  Delta Corp. ..................................         569,000       1,506,517
                                                                    ------------
CONSUMER MANUFACTURING--
  TEXTILES--0.1%
  Zimbabwe Spinners &
   Weavers .....................................       1,223,000         168,131
                                                                    ------------
ENTERTAINMENT &
  LEISURE--0.9%
  Zimbabwe Sun (a) .............................       2,730,060       1,028,638
                                                                    ------------
MINING & METALS--1.1%
  Reunion Mining Plc (a) .......................         420,000         474,985
  Zimbabwe Alloys ZM ...........................         787,000         781,390
                                                                    ------------
                                                                       1,256,375
                                                                    ------------

                                                       Shares or
                                                       Principal
                                                         Amount
Company                                                  (000)     U.S. $ Value
--------------------------------------------------------------------------------
MULTI-INDUSTRY
  COMPANIES--1.2%
PG Industries ..................................         405,000    $    216,522
TA Holdings, Ltd. ..............................       8,024,800       1,225,784
                                                                    ------------
                                                                       1,442,306
                                                                    ------------
PAPER & FOREST
  PRODUCTS--0.0%
  Art Corp.(a) .................................       2,392,000          43,845
                                                                    ------------
PRINTING &
  PUBLISHING--0.1%
  Zimbabwe Newspapers ..........................         134,600          79,499
                                                                    ------------
REAL ESTATE--0.1%
  Hippo Valley Estates .........................         215,000         153,259
                                                                    ------------
TOBACCO--0.3%
  T.S.L., Inc. (a) .............................       1,062,500         389,511
                                                                    ------------
Total Zimbabwean Securities
  (cost $5,213,471) ............................                       6,617,267
                                                                    ------------
Total Common Stocks
  (cost $77,909,324) ...........................                      98,845,918
                                                                    ------------
FOREIGN GOVERNMENT
  OBLIGATIONS--16.2%
SOUTH AFRICA--16.2%
  Republic of South Africa,
   12.00% due 2/28/05 ..........................     $    37,100       6,860,101
  Republic of South Africa,
   13.00% due 8/31/10 ..........................          67,500      12,537,997
                                                                    ------------
Total Foreign Government
  Obligations
  (cost $19,714,602) ...........................                      19,398,098
                                                                    ------------
TOTAL INVESTMENTS--98.8%
  (cost $97,623,926) ...........................                     118,244,016
Other assets less
  liabilities--1.2% ............................                       1,401,361
                                                                    ------------
NET ASSETS--100% ...............................                    $119,645,377
                                                                    ============

--------------------------------------------------------------------------------

(a)  Non-income producing security.

     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1996 (unaudited)                          The Southern Africa Fund, Inc.
================================================================================

ASSETS
  Investments in securities, at value (cost $97,623,926) ...............................................   $118,244,016
  Cash, at value (cost $1,846,918) .....................................................................      1,857,094
  Receivable for investment securities sold ............................................................      1,889,859
  Dividends and interest receivable ....................................................................      1,152,039
  Deferred organization expenses and other assets ......................................................         34,503
                                                                                                           ------------
  Total assets .........................................................................................    123,177,511
                                                                                                           ------------
LIABILITIES
  Payable for investment securities purchased ..........................................................      2,929,893
  Advisory fee payable .................................................................................        280,559
  Sub-advisory fees payable ............................................................................        112,224
  Administrative fee payable ...........................................................................         19,947
  Accrued expenses and other liabilities ...............................................................        189,511
                                                                                                           ------------
  Total liabilities ....................................................................................      3,532,134
                                                                                                           ------------
NET ASSETS .............................................................................................   $119,645,377
                                                                                                           ============

COMPOSITION OF NET ASSETS:
  Common stock, at par .................................................................................   $     60,071
Additional paid-in capital .............................................................................     83,255,566
  Undistributed net investment income ..................................................................        175,965
  Accumulated net realized gain on investments .........................................................     15,518,158
  Net unrealized appreciation of investments and foreign currency
   denominated assets and liabilities ..................................................................     20,635,617
                                                                                                           ------------
                                                                                                           $119,645,377
                                                                                                           ============
NET ASSET VALUE PER SHARE (based on 6,007,100 shares outstanding) ......................................         $19.92
                                                                                                                 ======

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
For The Six Months Ended May 31, 1996 (unaudited) The Southern Africa Fund, Inc.
================================================================================

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $27,185) ............................................    $  1,103,173
  Interest ........................................................................................         665,233    $  1,768,406
                                                                                                       ------------
EXPENSES
  Advisory fee ....................................................................................         585,589
  Sub-advisory fees ...............................................................................         239,047
  Directors' fees & expenses ......................................................................         144,414
  Administrative fee ..............................................................................         130,251
  Custodian .......................................................................................         116,342
  Audit & legal ...................................................................................          69,408
  Transfer agency .................................................................................          21,288
  Reports and notices to shareholders .............................................................          18,253
  Amortization of organization expenses ...........................................................           6,014
  Miscellaneous ...................................................................................          17,765
                                                                                                       ------------
  Total expenses ..................................................................................                       1,348,371
                                                                                                                       ------------
  Net investment income ...........................................................................                         420,035
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments ................................................................                      15,944,848
  Net realized loss on foreign currency transactions ..............................................                        (424,320)

  Net change in unrealized appreciation of investments ............................................                     (16,429,371)

  Net change in unrealized depreciation of foreign currency denominated assets and liabilities ....                          32,389
                                                                                                                       ------------
  Net loss on investments and foreign currency transactions .......................................                        (876,454)
                                                                                                                       ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ........................................................                    $   (456,419)
                                                                                                                       ============

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                               Six Months Ended
                                                                                                  May 31, 1996        Year Ended
                                                                                                  (unaudited)      November 30, 1995
                                                                                                 -------------     -----------------

INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income ..................................................................       $     420,035        $   1,032,249
  Net realized gain on investments and foreign currency transactions .....................          15,520,528            8,024,150
  Net change in unrealized appreciation of investments and foreign currency
   denominated assets and liabilities ....................................................         (16,396,982)          17,594,596
                                                                                                 -------------        -------------
  Net increase (decrease) in net assets from operations ..................................            (456,419)          26,650,995
DIVIDENDS & DISTRIBUTIONS
  Dividends from net investment income ...................................................          (3,544,189)          (3,139,662)

  Distributions from net realized gains ..................................................          (5,466,461)          (4,579,449)
                                                                                                 -------------        -------------
  Total increase (decrease) ..............................................................          (9,467,069)          18,931,884
NET ASSETS
  Beginning of year ......................................................................         129,112,446          110,180,562
                                                                                                 -------------        -------------
  End of period (including undistributed net investment income of $175,965
   and $3,300,119, respectively) .........................................................       $ 119,645,377        $ 129,112,446
                                                                                                 =============        =============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
May 31, 1996 (unaudited)                          The Southern Africa Fund, Inc.
================================================================================

NOTE A: Significant Accounting Policies

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The following is a summary of significant accounting policies of the Fund.

1. Security Valuation

Portfolio securities traded on a securities exchange are valued at the closing price on such exchange on the day of valuation or, if no such closing price is available, the last bid price quoted on such day. Other securities for which market quotations are readily available are valued in a like manner. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign security transactions, foreign currency forward contracts, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $60,000 have been deferred and are being amortized on a straight-line basis through March 1999.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

                                                  The Southern Africa Fund, Inc.
================================================================================

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

7. Concentration of Risk

Investing in equity securities of Southern African issuers involves special considerations and risks not typically associated with investments in the United States. Among others, the risks associated with political and economic uncertainty, particularly with respect to South Africa, may adversely affect the securities markets of Southern African countries.

--------------------------------------------------------------------------------

NOTE B: Advisory, Sub-advisory and Administrative fees

Under the terms of a Management Agreement, the Fund pays its Investment Manager a fee, calculated and paid quarterly, equal to an annualized rate of .90 of 1% of the Fund's average weekly net assets during the quarter.

Under the terms of Sub-Advisory Agreements, the Fund pays Investec Asset Management (International) Limited and Sanlam Asset Management (Gibraltar) Limited each a fee, calculated and paid quarterly, equal to an annualized rate of .20 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or (ii) 90% of the Fund's average weekly net assets during the quarter. The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS") whereby the Fund reimburses AFS for costs relating to servicing calls for the Fund. The Fund reimbursed AFS $2,427 during the six months ended May 31, 1996 relating to shareholder servicing costs.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Princeton Administrators L.P. (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. The Administrator prepares financial and regulatory reports and provides other clerical and administrative services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $50,940,844 and $56,595,518, respectively, for the period ended May 31, 1996.

At May 31, 1996 the cost of securities for federal income tax purposes was $97,623,926. Accordingly, gross unrealized appreciation of investments was $25,646,245 and gross unrealized depreciation of investments was $5,026,155 resulting in net unrealized appreciation of $20,620,090 (excluding foreign currency transactions).

Forward Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

NOTES TO FINANCIAL STATEMENTS (continued)         The Southern Africa Fund, Inc.
================================================================================

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or investments in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 100,000,000 shares of $.01 par value capital stock authorized.

Of the 6,007,100 shares of Common Stock outstanding at May 31, 1996, the Investment Manager owned 7,100 shares.

FINANCIAL HIGHLIGHTS                              The Southern Africa Fund, Inc.
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                       Six Months Ended                           March 7, 1994 (d)
                                                                         May 31, 1996            Year Ended              to
                                                                         (unaudited)          November 30, 1995   November 30, 1994
                                                                         -----------          -----------------   -----------------

Net asset value, beginning of period .............................            $ 21.49                 $ 18.34            $ 13.87(a)
                                                                              -------                 -------            -------
Income From Investment Operations
Net investment income ............................................                .07                     .17                .42
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ..............................               (.14)                   4.27               4.05
                                                                              -------                 -------            -------
Net increase (decrease) in net asset value
  from operations ................................................               (.07)                   4.44               4.47
                                                                              -------                 -------            -------
Less: Dividends and Distributions

Dividends from net investment income .............................               (.59)                   (.52)               -0-
Distributions from net realized gains ............................               (.91)                   (.77)               -0-
                                                                              -------                 -------            -------

Total dividends and distributions ................................              (1.50)                  (1.29)               -0-
                                                                              -------                 -------            -------
Net asset value, end of period ...................................            $ 19.92                 $ 21.49            $ 18.34
                                                                              =======                 =======            =======
Market value, end of period ......................................            $15.750                 $16.750            $14.875
                                                                              =======                 =======            =======
Total Return

Total investment return based on: (b)
  Market value ...................................................               1.30%                  22.90%              5.50%
                                                                              =======                 =======            =======
  Net asset value ................................................               (.14)%                 27.89%             30.07%
                                                                              =======                 =======            =======
Ratios/Supplemental Data

Net assets, end of period (000's omitted) ........................           $119,645                $129,112           $110,181
Ratio of expenses to average net assets ..........................               2.08%(c)                2.05%              2.30%(c)

Ratio of net investment income to average net assets .............                .65%(c)                 .94%              3.65%(c)

Portfolio turnover rate ..........................................                 39%                     41%                15%
Average commission rate (e) ......................................           $  .0069                $    -0-           $    -0-

--------------------------------------------------------------------------------

(a)  Net of offering costs of $.23.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(c)  Annualized.
(d)  Commencement of operations.
(e) For fiscal year beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                  The Southern Africa Fund, Inc.
================================================================================

Supplemental Proxy Information

The Annual Meeting of the Shareholders of the Southern Africa Fund, Inc. was held on Tuesday, March 19, 1996. The description of each proposal and number of shares are as follows:

                                                                               Shares         Shares Voted
                                                                              Voted For     Without Authority
----------------------------------------------------------------------------------------------------------------
1. To elect directors:        Class One Directors
                              (term expires 1999)
                              David H. Williams                               3,267,117          34,986
                              Dennis Davis                                    3,255,552          46,551
                              Douglas de Jager                                3,255,452          46,651
                              Stephen Koseff                                  3,204,452          97,651
                              Desmond K. Smith                                3,255,134          46,969

                                                              Shares        Shares Voted      Shares Voted
                                                             Voted For         Against           Abstain
----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for the Fund's
   fiscal year end November 30, 1996                         3,210,145         21,886            70,072

                                                  The Southern Africa Fund, Inc.
================================================================================

BOARD OF DIRECTORS
Dave H. Williams, Chairman and President        Moss L. Leoka
T.N. Chapman                                    Dr. Enos Mabuza
Prof. Dennis Davis                              Ronnie Masson
David D.T. Hatendi                              Frank Savage
Douglas de Jager                                Desmond Smith
Dr. Willem de Klerk                             Reba W. Williams
Stephen Koseff                                  Peter G.A. Wrighton


OFFICERS
Norman S. Bergel, Senior Vice President         Edmund P. Bergan Jr., Secretary
Mark H. Breedon, Senior Vice President          Mark D. Gersten, Treasurer
Nicholas Crossland, Vice President              & Chief Financial Officer
                                                Joseph J. Mantineo, Controller


ADMINISTRATOR                                   INDEPENDENT AUDITORS
Princeton Administrators L.P.                   Ernst & Young LLP
P.O. Box 9095                                   787 Seventh Avenue
Princeton, NJ 08543-9095                        New York, NY  10019


CUSTODIAN                                       DIVIDEND PAYING AGENT,
Brown Brothers Harriman & Co.                   TRANSFER AGENT AND REGISTRAR
40 Water Street                                 The Bank of New York
Boston, MA  02109                               101 Barclay Street
                                                New York, NY 10286


LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY  10004

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund, Inc. for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.

THE SOUTHERN AFRICA FUND, INC.

Summary of General Information


INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek long-term capital appreciation through investment in equity and fixed income securities of Southern African issuers.


SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Additional Information about the Fund is available by calling 1-800-221-5672.


DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling 1-800-432-8224.


THE SOUTHERN AFRICA FUND, INC.

1345 Avenue of the Americas
New York, New York 10105


ALLIANCE CAPITAL [LOGO]
Investing without the Mystery/(SM)/

/(R)/These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFSR


      THE
---------------
SOUTHERN AFRICA
---------------
      FUND
---------------


[GRAPHIC OF AFRICA]


SEMI-ANNUAL
REPORT
MAY 31, 1996


ALLIANCE/(R)/
Investing without the Mystery./(SM)/